FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






                            Jenner Technologies, Inc.
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             (Exact name of Registrant as specified in its charter)


               California*                                68-0292466
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  (State of incorporation or organization)          (IRS Employer I.D. No.)


         2010 Crow Canyon Place, Suite 100, San Ramon, California 94583
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                    (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value, and Warrants to purchase Common Stock, $.001 par value
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*  Jenner Technologies, Inc. is in the process of reincorporating into the State of Delaware.







Item 1.           Description of Registrant's Securities to be Registered

                  Description of Capital Stock incorporated by reference to the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 filed on February 18, 1997 (the "S-1 Registration Statement").

Item 2.           Exhibits

                  The   following   exhibits   are  filed  as  a  part  of  this
                  registration statement:

                  1.   Amended  and  Restated   Articles  of   Incorporation  as
                       currently in effect. (1)

                  2. Form of Certificate of Incorporation to be filed prior to the effective date of the Registration Statement. (2)

                  3.   Form of Restated Certificate of Incorporation to be filed
                       after  the  closing  of  the  offering   made  under  the
                       Registration Statement. (3)

                  4.   Specimen Stock Certificate. (4)

                  5.   Specimen Warrant Certificate. (5)

                  6.   Form of  Representative's  Warrant  Agreement between the
                       Registrant   and  the   Representative,   including   the
                       Representative's Warrant. (6)

                  7. Form of Warrant Agreement between the Registrant and Continental Stock Transfer and Trust Company, including form of Warrant. (7)

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(1)   Incorporated by reference to Exhibit 3.1 to the Registration Statement.
(2)   Incorporated by reference to Exhibit 3.2 to the Registration Statement.
(3)   Incorporated by reference to Exhibit 3.3 to the Registration Statement.
(4)   Incorporated by reference to Exhibit 4.1 to the Registration Statement.
(5)   Incorporated by reference to Exhibit 4.2 to the Registration Statement.
(6)   Incorporated by reference to Exhibit 4.3 to the Registration Statement.
(7)   Incorporated by reference to Exhibit 4.4 to the Registration Statement.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  February 18, 1997                         JENNER TECHNOLOGIES, INC.

                                                 By: /s/ANTHONY E. MAIDA, III
                                                    ----------------------------
                                                     Anthony E. Maida, III
                                                     Chief Executive Officer